                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004




                                    FORM 8-K

                                 CURRENT REPORT




 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)     October 15, 1996
                                                 -------------------------------

              FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Illinois                           0-17610             36-3525946
 -------------------------------------------------------------------------------
(State or other jurisdiction               (Commission        (IRS Employer
        of incorporation)                  File Number)      Identification No.)

Two North Riverside Plaza, Chicago, Illinois                       60606-2607
--------------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip Code)

 Registrant's telephone number, including area code       (312) 207-0020
                                                   -----------------------------

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                       This document consists of 37 pages.

                     The Exhibit Index is located on page 3.

ITEM 2.  DISPOSITION OF ASSETS
-------  ---------------------

First Capital Insured Real Estate Limited Partnership (the "Registrant") sold its interest in the real property commonly known as Telegraph Hill Apartments, a 200 unit apartment community, located in Albuquerque, New Mexico (the "Property") to Security Capital Pacific Trust.

The closing of this transaction occurred on October 15, 1996. The Property was sold to an unrelated party pursuant to arm's-length negotiations. The sale price was $8,100,000. The Registrant received sale proceeds of approximately $7,969,700, which was net of closing prorations and selling expenses and recorded a net gain of approximately $2,497,600 from this transaction. The Registrant will distribute substantially all of the net sales proceeds from this transaction on November 30, 1996 to Limited Partners of record as of October 15, 1996.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------   ---------------------------------------------

         (page 5)  Pro Forma Financial Information

         Exhibits

         2.1 (page 10) Agreement of Purchase and Sale, executed August 2, 1996, between First Capital Insured Real Estate Limited Partnership, an Illinois limited partnership ("Seller") and Security Capital Pacific Trust, a Maryland real estate investment trust ("Purchaser");

         2.2 (page 28) First Amendment to Agreement of Purchase and Sale, executed September 16, 1996, between between Seller and Purchaser;

         2.3 (page 30) Second Amendment to Agreement of Purchase and Sale, executed September __, 1996, between
                Seller and Purchaser;

         2.4 (page 32) Third Amendment to Agreement of Purchase and Sale, executed September 30, 1996, between
                Seller and Purchaser;

         2.5 (page 34) Closing Statement, dated October 15, 1996, between Seller and Purchaser.

No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                           By:   FIRST CAPITAL FINANCIAL CORPORATION

                                 As General Partner

 October 30, 1996          By:   /s/  NORMAN M. FIELD
-------------------            ----------------------------------------------
      (Date)                          NORMAN M. FIELD
                                     Vice President - Finance

              FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of the Property had occurred on June 30, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the six months ended June 30, 1996 has been presented as if the sale of the Property had occurred on December 31, 1995. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1995 has been presented as if the sale of the Property had occurred on December 31, 1994. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Property have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1994 and 1995 and June 30, 1996, nor do they purport to represent the results of operations of the Registrant for future periods.

              FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                             PRO FORMA BALANCE SHEET
                                   (Unaudited)

                      (All dollars rounded to nearest 00s)

                                     ASSETS

                                                                                            Pro Forma
                                                           June 30,          Pro Forma       Balance
                                                             1996           Adjustments       Sheet
                                                        ----------------  --------------  ---------------
       Investment in commercial rental properties:
         Land                                           $     3,369,700   $  (1,132,400)  $    2,237,300
         Buildings and improvements                          25,468,400      (5,122,600)      20,345,800
                                                        ----------------  --------------  ---------------

                                                             28,838,100      (6,255,000)      22,583,100
         Accumulated depreciation and amortization           (5,874,000)        746,400       (5,127,600)
                                                        ----------------  --------------  ---------------

         Total investment properties, net of
           accumulated depreciation and amortization         22,964,100      (5,508,600)      17,455,500

       Cash and cash equivalents                              1,250,700       7,969,700        9,220,400
       Investment in debt securities                          2,694,600                        2,694,600
       Rents receivable                                          90,600          (2,400)          88,200
       Deferred insurance premium                               794,000                          794,000
       Other assets                                               1,100            (500)             600
                                                        ----------------  --------------  ---------------

                                                        $    27,795,100   $   2,458,200   $   30,253,300
                                                        ================  ==============  ===============


                                       LIABILITIES AND PARTNERS' CAPITAL

       Liabilities:
         Accounts payable and accrued expenses          $       432,800   $     (55,200)  $      377,600
         Due to Affiliates                                       20,500                           20,500
         Security deposits                                      101,600         (30,100)          71,500
         Distributions payable                                  451,100       7,914,200        8,365,300
         Other liabilities                                       17,200         (16,700)             500
                                                        ----------------  --------------  ---------------

                                                              1,023,200       7,812,200        8,835,400
                                                        ----------------  --------------  ---------------
       Partners' capital:
         General Partner (deficit)                           (1,039,600)      1,039,600                0
         Limited Partners (688,194 Units
           outstanding)                                      27,811,500      (6,393,600)      21,417,900
                                                        ----------------  --------------  ---------------

                                                             26,771,900      (5,354,000)      21,417,900
                                                        ----------------  --------------  ---------------

                                                        $    27,795,100   $   2,458,200   $   30,253,300
                                                        ================  ==============  ===============

The accompanying notes are an integral part of the pro forma financial statements.

              FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                   PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                   (Unaudited)

                       (All dollars rounded to nearest 00s
                            except per Unit amounts)

                                                                 Six Months Ended June 30, 1996
                                                        -------------------------------------------------
                                                                                            Pro Forma
                                                         Statement of                      Statement of
                                                          Income and        Pro Forma       Income and
                                                           Expenses        Adjustments       Expenses
                                                        ----------------  --------------  ---------------
       Income:
         Rental                                         $     2,429,500   $    (660,000)  $    1,769,500
         Interest on short-term investments                     105,800               0          105,800
                                                        ----------------  --------------  ---------------

                                                              2,535,300        (660,000)       1,875,300
                                                        ----------------  --------------  ---------------

       Expenses:
         Depreciation and amortization                          600,900         (96,900)         504,000
         Property operating:
           Affiliates                                           106,900         (33,900)          73,000
           Nonaffiliates                                        297,300         (99,100)         198,200
         Real estate taxes                                      201,600         (41,300)         160,300
         Insurance - Affiliate                                   26,100          (8,400)          17,700
         Repairs and maintenance                                306,400         (93,500)         212,900
         General and administrative:
           Affiliates                                            23,700                           23,700
           Nonaffiliates                                         74,200                           74,200
                                                        ----------------  --------------  ---------------

                                                              1,637,100        (373,100)       1,264,000
                                                        ----------------  --------------  ---------------

       Net income                                       $       898,200   $    (286,900)  $      611,300
                                                        ================  ==============  ===============

       Net income allocated to General Partner          $         9,000   $      (2,900)  $        6,100
                                                        ================  ==============  ===============

       Net income allocated to Limited Partners         $       889,200   $    (284,000)  $      605,200
                                                        ================  ==============  ===============

       Net income allocated to Limited
         Partners per Unit (688,194 Units
         outstanding)                                   $          1.29   $       (0.41)  $         0.88
                                                        ================  ==============  ===============

    The accompanying notes are an integral part of the pro forma financial statements.

             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                                  Year Ended December 31, 1995
                                                        -------------------------------------------------
                                                                                            Pro Forma
                                                                                           Statement of
                                                         Statement of       Pro Forma       Income and
                                                          Income and        Adjustments      Expenses
                                                           Expenses         (Unaudited)    (Unaudited)
                                                        ----------------  ---------------  --------------
       Income:
         Rental                                         $     4,727,500   $  (1,402,100)  $    3,325,400
         Interest on short-term investments                     220,600                          220,600
                                                        ----------------  --------------  ---------------

                                                              4,948,100      (1,402,100)       3,546,000
                                                        ----------------  --------------  ---------------
       Expenses:
         Depreciation and amortization                        1,027,700        (189,700)         838,000
         Property operating
           Affiliates                                           276,600         (72,900)         203,700
           Nonaffiliates                                        589,600        (210,200)         379,400
         Real estate taxes                                      410,700         (64,300)         346,400
         Insurance                                               49,100         (17,600)          31,500
         Repairs and maintenance                                581,200        (175,700)         405,500
         General and administrative
           Affiliates                                            40,800                           40,800
           Nonaffiliates                                        146,800                          146,800
         Provision for value impairment                       1,300,000                        1,300,000
                                                        ----------------  --------------  ---------------

                                                              4,422,500        (730,400)       3,692,100
                                                        ----------------  --------------  ---------------

       Net income                                       $       525,600   $    (671,700)  $     (146,100)
                                                        ================  ==============  ===============

       Net income (loss) allocated to General Partner   $         5,300   $      (6,700)  $       (1,400)
                                                        ================  ==============  ===============

       Net income (loss) allocated to Limited Partners  $       520,300   $    (665,000)  $     (144,700)
                                                        ================  ==============  ===============

       Net income (loss) allocated to Limited
         Partners per Unit (688,194 Units
         outstanding)                                   $           0.76  $        (0.97)  $       (0.21)
                                                        ================  ==============  ===============

The accompanying notes are an integral part of the pro forma financial statements.

              FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                      Notes to Pro Forma Balance Sheet and
                   Pro Forma Statements of Income and Expenses

1)  For the purpose of the Pro Forma Balance Sheet:

    a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of June 30, 1996 to reflect the sale of the Registrant's interest in the Property.

    b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of the Property.

    c) Distributions payable has been adjusted to reflect the approximate amount of the special distribution of net sales proceeds to Limited Partners of record as of October 15, 1996 as if such special distribution had been declared on June 30, 1996.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the six months ended June 30, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Property.

3) For the purpose of the Pro Forma Statement of Income and Expenses for the year ended December 31, 1995, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Property.